UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 19, 2009
NORTHWEST PIPELINE GP
(Exact name of registrant as specified in its charter)

Delaware	1-7414	26-1157701

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Chipeta Way, Salt Lake City, Utah	84108

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 801-583-8800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On February 19, 2009, Williams Pipeline Partners L.P. issued a press release announcing its financial results for the quarter and year ended December 31, 2008. The financial results include certain results of Northwest Pipeline GP. Williams Pipeline Partners L.P. owns a 35 percent interest in Northwest Pipeline GP. A copy of the press release and its accompanying reconciliation schedules are incorporated by reference as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
          The press release and accompanying reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
          List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
(a)	None

(b)	None

(c)	None

(d)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	Copy of Williams Pipeline Partners L.P.’s press release, and its accompanying schedules, dated February 19, 2009, publicly announcing its fourth quarter and year-end 2008 financial results (filed as Exhibit 99.1 to Williams Pipeline Partners L.P.’s current report on Form 8-K, No. 1-33917, filed February 19, 2009).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST PIPELINE GP

By: Name:	/s/ La Fleur C. Browne La Fleur C. Browne
Title:	Corporate Secretary
Dated: February 19, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Copy of Williams Pipeline Partners L.P.’s press release, and its accompanying schedules, dated February 19, 2009, publicly announcing its fourth quarter and year-end 2008 financial results (filed as Exhibit 99.1 to Williams Pipeline Partners L.P.’s current report on Form 8-K, No. 1-33917, filed February 19, 2009).

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